FFTW FUNDS, INC.





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                                  PROSPECTUS
                          WORLDWIDE-HEDGED PORTFOLIO
-------------------------------------------------------------------------------





                             Dated April 30, 1999,
                       as supplemented February 7, 2000

















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.




                                   CONTENTS

                                                                      PAGE
Risk/Return Summary                                                      3
        Investment Objective                                             3
        Potential Year 2000 Risk                                         4
        Risk Return Bar Chart and Table                                  4
        Average Annual Total Returns                                     4
        Fee Table                                                        5
        Expense Table Example                                            5
Fund Management                                                          6
        Board of Directors                                               6
        Investment Adviser                                               6
        Investment Sub-Adviser                                           6
Portfolio Managers                                                       6
Shareholder Information                                                  7
        Purchases                                                        7
        Purchasing Shares Table                                          8
        Redemptions                                                      8
        Redeeming Shares Table                                           9
        Pricing of Portfolio Shares                                      9
        Voting Rights                                                    9
        Distribution of Fund Shares                                     11
        Allowable Investment Strategies and Associated Risks            11
Supplemental Investment Policies                                        20
Shareholder Inquiries                                                   21




                              RISK/RETURN SUMMARY



The following is a summary of certain key information about the Portfolio, including its investment objective, principal investment strategies and principal investment risks. A more detailed description of the allowable investment strategies, allowable investments and their associated risks will follow.



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                           WORLDWIDE-HEDGED PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT      To attain a high level of total return as may be consistent
OBJECTIVE:      with the preservation of capital.
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PRINCIPAL       The Portfolio invests primarily in high quality (rating of AA
INVESTMENT      by S&P, Aa by Moody's or a comparable rating, or higher from a
STRATEGIES:     nationally recognized statistical rating organization) debt securities from worldwide bond markets, denominated in both
                U.S. dollars and foreign currencies and actively utilizes
                currency hedging techniques.  The performance objective of the
                Portfolio is to outperform the JP Morgan Global Government
                Bond Index (Hedged).
-------------------------------------------------------------------------------
     MINIMUM                        S&P      Moody's               AVERAGE
     QUALITY                       (Short     (Short               PORTFOLIO
     RATING:    S&P:    Moody's:   Term):      Term):   Thompson:   QUALITY:
                ----    --------   ------      -------  ---------  ---------
                BBB-      Baa3       A-2         P-2        B       AA (Aa)
-------------------------------------------------------------------------------
     DURATION:  The Portfolio's average U.S. dollar-weighted duration generally will not exceed one year, plus or minus the average duration of the JP Morgan Global Government Bond Index (Hedged).
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     INVESTMENT At least 65% of the Portfolio's total assets must be invested
     POLICIES:  in high quality debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The
                Portfolio will maintain investments in debt securities of
                issuers from at least three different countries including the
                U.S.  At least 35% of the Portfolio's total assets must be invested in debt securities from jurisdictions outside the U.S.
                As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency-hedging techniques to hedge at least 65% of its total assets. For temporary defensive
                purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent
                securities.  The Portfolio is non-diversified.
-------------------------------------------------------------------------------
     PRINCIPAL    o Asset-Backed Securities
     INVESTMENTS: o Foreign Instruments
     (See pages   o U.S. Government and Agency Securities
     14-20 of
     this
     Prospectus
     for a more
     detailed
     description
     of
     allowable
     investments.)
-------------------------------------------------------------------------------
PRINCIPAL RISKS: A loss of money could occur due to certain risks.  These
(See page 11 of  include:
this Prospectus  o Correlation risk o Hedging risk        o Market risk
for a more       o Credit risk      o Interest rate risk  o Non-diversification
detailed         o Currency risk   o Leverage risk          risk
description of   o Futures risk    o Liquidity risk       o Prepayment risk
each risk.)
-------------------------------------------------------------------------------




                           POTENTIAL YEAR 2000 RISK



Like other mutual funds, financial and business organizations and individuals around the world, the Portfolio could be affected adversely if the computer systems used by the Investment Advisor, Administrator and/or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem" ("Y2K"). The Investment Advisor and Administrator are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to their computer systems and in obtaining reasonable assurances that comparable steps are being taken by the Portfolio's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Portfolio nor can there be any assurance that the Y2K problem will not have an adverse effect on the companies whose securities are held by the Portfolio or on global markets or economies, generally.


                        RISK/RETURN BAR CHART AND TABLE


The chart and table provided below give some indication of past performance of the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average returns for 1, 5 and 10 years compare with a selected index. Please be aware past performance is not necessarily an indication of how the Portfolio will perform in the future.

                          WORLDWIDE-HEDGED PORTFOLIO

                                   BAR GRAPH



Year       1993        1994      1995       1996            1997       1998

           12.89%      7.84%     11.00%     10.03%          12.60%     11.53%


During the 6-year period shown, the highest quarterly return was 10.461% (quarter ending 9/30/94) and the lowest quarterly return was -3.982% (quarter ending 3/31/94).



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.





-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS      PAST 1 YEAR    PAST 5 YEARS  SINCE INCEPTION*
(FOR THE PERIODS ENDING
DECEMBER 31, 1998)
-------------------------------------------------------------------------------
Worldwide-Hedged Portfolio          11.53%          10.58%         10.83%
-------------------------------------------------------------------------------
JP Morgan Global Government
Bond Index (Hedged)                 11.42%           7.65%          8.40%
-------------------------------------------------------------------------------

*Portfolio inception was May 19, 1992.




                                   FEE TABLE

Fees and Expenses of the Portfolio. This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.





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SHAREHOLDER TRANSACTION EXPENSES (FEES PAID          Worldwide-Hedged Portfolio
DIRECTLY BY YOU)
-------------------------------------------------------------------------------
Redemption Fees                                      None
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Exchange Fees                                        None
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Contingent Deferred Sales Load                       None
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Sales Load on Reinvestment Dividends                 None
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Sales Load on Purchases                              None
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-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)
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Management Fees                                      0.40%
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Distribution Fees (12b-1)                            None
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Shareholder Services Fees                            None
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Other Expenses                                       0.18%
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Total Annual Fund Operating Expenses                 0.58%
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

1. Before January 21, 2000, the Investment Adviser had voluntarily agreed to cap the Net Operating Expenses at 0.45% (on an annualized basis) of the Portfolio's average daily net assets. On January 21, 2000, shareholders approved amendments to the Advisory Agreement eliminating the 0.60% contractual expense cap. Beginning January 21, 2000, the Investment Adviser voluntarily agreed to cap the Portfolio's total operating expenses at 0.60% (on an annualized basis) of the Portfolio's average daily net assets. This voluntary expense cap may be terminated or changed at any time by the Investment Adviser, although the Investment Adviser has no current intention of doing so. All operating expenses exceeding the voluntary expense cap will be paid by the Investment Adviser. The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. For the fiscal year ended 12/31/98, the Investment Adviser waived fees in the amount of 0.13%. Under an Administration Agreement effective May 29, 1998 between the Fund and Investors Capital, Investors Capital provides administrative services to the Fund, for an incentive fee in the event the Portfolio operates below its expense ratio. This fee is capped at 0.02% of the Portfolio's average daily net assets.



                             EXPENSE TABLE EXAMPLE

As an investor, you pay certain fees and expenses in connection with the Portfolio, as described in the tables above. This table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds by presenting the fees and expenses that you may pay if you purchase and hold shares of the Portfolio. The yearly numbers below are hypothetical expenses per $10,000 investment assuming a 5% annual return. Because this example is hypothetical and for comparison purposes only, your actual costs will be different.




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PORTFOLIO NAME           1 YEAR         3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------
Worldwide-Hedged         $59            $186           $324          $726
-------------------------------------------------------------------------------




                                FUND MANAGEMENT

                              BOARD OF DIRECTORS

The Fund's Board of Directors is responsible for the Fund's overall management and supervision. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, and Onder John Olcay. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund - Board of Directors."

INVESTMENT ADVISER



Subject to the direction and authority of the Fund's Board of Directors, Fischer Francis Trees & Watts, Inc. serves as Investment Adviser to the Fund. The Investment Adviser continuously conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation currently managing over $30 billion in assets for numerous fixed-income portfolios. The Investment Adviser currently advises over 100 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $200 million. The Investment Adviser also serves as the sub-adviser to three portfolios of two other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly owned by Charter Atlantic Corporation, a New York corporation.



INVESTMENT SUB-ADVISER



Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, is the foreign Sub-Adviser to the Portfolio. Organized in 1989, the Sub-Adviser is an U.S.-registered investment adviser and currently manages approximately $7.5 billion in multi-currency fixed-income portfolios for institutional clients. The Investment Adviser pays the Sub-Adviser monthly from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for the Portfolio. The Sub-Adviser's offices are located at 3 Royal Court, The Royal Exchange, London, EC 3V 3RA. The Investment Sub-Adviser is directly or indirectly wholly owned by Charter Atlantic Corporation, a New York corporation.



PORTFOLIO MANAGERS

LIAQUAT AHAMED, MANAGING DIRECTOR OF THE GLOBAL AND INTERNATIONAL PORTFOLIOS. Mr. Ahamed joined FFTW in 1988 after nine years with the World Bank, where he was in charge of all investments in non-U.S. dollar government bond markets. Mr. Ahamed also served as an economist with senior government officials in the Philippines, Korea, and Bangladesh. He has a B.A. in economics from Trinity College, Cambridge University and an A.M. in economics from Harvard University.

DAVID N. FISHER, PORTFOLIO MANAGER. Mr. Fisher joined FFTW in August 1993 after spending two years teaching in the People's Republic of China. At FFTW he is responsible for the overall management of the Emerging Market Fund, concentrating particularly on the external sovereign debt market. He is also in charge of local currency investments in the various markets of Latin America. Previously, he was responsible for dollar bloc investments as a part of the global group. He has developed many of the proprietary risk management and performance attribution systems currently in use at the firm, as well as several technically oriented trading systems. Mr. Fisher has a B.A. in History from Princeton University.

ADNAN AKANT, MANAGING DIRECTOR. Mr. Akant joined FFTW in 1984, after six years with the World Bank, where he served as a project financial analyst in Europe and the Middle East, and joined the treasurer's staff as an investment officer. At World Bank, Mr. Akant served as a member of the investment department where he was responsible for investment and trading of each of the major sectors of the bank's actively managed liquidity portfolio. He was also a member of the investment strategy committee and shared responsibility for formulating and implementing the bank's trading and investment strategy. Mr. Akant was later promoted to senior investment officer, and was the division's deputy in charge of the U.S. dollar portfolio. Mr. Akant holds a Ph.D. in systems science, an MS in finance and international management, an Engineer's degree, an MS in electrical engineering and a BS in electrical engineering, all from the Massachusetts Institute of Technology. Mr. Akant also taught graduate and undergraduate level courses as a teaching assistant. Mr. Akant is a member of the New York Academy of Sciences, IEEE, and of the Sigma XI, Tau Beta Pi, and Eta Kappa Nu honor societies.



SIMON  G.  HARD,   GENERAL  MANAGER  OF  THE  SUB-ADVISER  OF  THE  GLOBAL  AND
INTERNATIONAL PORTFOLIOS. Mr. Hard joined FFTW in 1989 from Mercury Asset Management, the investment affiliate of S.G. Warburg & Co., Ltd. His responsibilities there included the formulation of global bond and currency investment policies, and the management of interest rate and currency exposures of the firm's specialist non-dollar portfolios. Mr. Hard was previously first vice president and London branch manager of Julius Baer Investment Management, Inc. Mr. Hard has an MA in modern history from Lincoln College, Oxford University and a Mphil in the history and philosophy of science from Wolfson College, Cambridge University.



SHAREHOLDER INFORMATION

PURCHASES

Portfolio shares may be purchased directly from the Fund, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfolio, if shares are purchased directly from the Fund, is $100,000; such minimum may be waived at the discretion of the Investment Adviser or Investors Capital Services, Inc. a branch office of AMT Capital Securities LLC. Subsequent investments or redemptions may be of any amount. Initial investments, if obtained through a broker or agent may be for amounts lower than $100,000. There are no loads nor 12b-1 fees imposed by the Fund. Shares purchased will begin accruing dividends on the day Federal funds are received.

Purchases of shares may be made on any "Business Day," meaning, Monday through Friday, with the exception of the holidays declared by the Federal Reserve Banks of New York or Boston. At the present time, these holidays are: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.


WIRING INSTRUCTIONS

To:     Investors Bank & Trust Company, Boston, Massachusetts.
ABA Number:     011-0010438
Account Name:   AMT Capital Securities, LLC - Purchase Account
Account Number: 933333333
Reference:      Worldwide-Hedged Portfolio

                              TO PURCHASE SHARES
                              ------------------





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PORTFOLIO  WHEN NET      WHEN & HOW     PROCEDURE FOR SAME   RESULT OF LATE
NAME       ASSET VALUE   SHARES MAY BE  DAY PURCHASES        NOTIFICATION OR
           IS            PURCHASED                           DELAY IN RECEIPT
           DETERMINED                                        OF FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WORLDWIDE- All Business  o Any Business o Purchasers must   Trade not effective
HEDGED     Days            Business Day   call Investors    on a given day:
                         o Submitted      Capital at (800)  o If the Fund is
                           orders must    762-4848 [or        notified after
                           include a      (212)332-5211 if    4:00 pm EST and
                           completed      within the City     the wire is
                           account        of New York] or     received after
                           application.   IBT at (617)        4:00 pm EST.
                         o Federal funds  330-6000 prior to
                           must be wired  4:00 pm EST to    Trade effective on
                           to AMT         inform the Fund   when wire is
                           Capital's      of the day        received:
                           "Fund          incoming wire     o If notice is
                           Purchase       transfer.           given before
                           Account" at                        4:00 pm EST and
                           IBT.                               the wire is
                                                              received after
                                                              4:00 pm EST.

                                                            Trade effective on
                                                            next business day:
                                                            o If wire is
                                                              received after
                                                              4:00 pm EST and
                                                              and no notice is
                                                              given.
-------------------------------------------------------------------------------



                                  REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the net asset value per share, determined once the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.



Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Fund. Such broker or agent may charge a fee for its services. There are no loads nor 12b-1 fees imposed by the Fund. No charge is imposed by the Fund to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Fund.



A shareholder may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Fund's Account Application. The Fund or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder designates an authorized agent on the Account Application, he may change his authorized agent or the account designated to receive redemption proceeds at any time. Such changes must be made in writing and sent to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

In an attempt to reduce expenses, the Fund may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should the account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Fund will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Fund also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.


                               TO REDEEM SHARES
                               ----------------


-------------------------------------------------------------------------------
1.  SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:
    a.  The dollar or share amount to be redeemed;
    b.  The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on its
        Account Application Form);
    c.  The name of the shareholder; and
    d.  The shareholder's account number
2.  SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 OR INVESTORS
    CAPITAL SERVICES AT (800) 762-4848 TO REQUEST A REDEMPTION.
3.  IN THE CASE OF FOREIGN EXCHANGES, THE PORTFOLIO'S NAV MAY CHANGE WHEN
    SHAREHOLDERS CANNOT BUY OR SELL SHARES.

-------------------------------------------------------------------------------
PORTFOLIO NAME     WHEN REDEMPTION EFFECTIVE       RESULT OF LATE NOTIFICATION
                                                   OF REDEMPTION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Worldwide-Hedged   If notice is received by the    If notice is received by the
                   Transfer Agent by 4:00 pm EST   Transfer Agent on a non-
                   on any Business Day, the        business day or after 4:00
                   redemption will be effective    pm. EST time, the
                   and payment will be made        redemption notice will be
                   within seven calendar days,     deemed received as of the
                   but generally two business      next Business Day.
                   days following receipt of
                   such notice.  Price of shares
                   is based on the next
                   calculation of the NAV after
                   the order is placed.

-------------------------------------------------------------------------------


                          PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value of the Portfolio is calculated by the Fund's Accounting Agent as of 4:00 pm EST on each Business Day.


                                   DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first business day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last business day of each month at the share's net asset value. In the unlikely event that the Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of the Portfolio will be declared as a dividend payable daily to shareholders of record as of the close of each Business Day.


                                 VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes of fundamental Portfolio investment policy) require the affirmative vote of the Portfolio shareholders. The election of the Fund's Board of Directors and the approval of the Fund's independent auditors are voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.

                              TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law.

FEDERAL INCOME TAXES
--------------------
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Fund shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.



A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding for the shares. An exchange of shares may be treated as a sale.



As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who:
1. fail to provide the Fund with a correct taxpayer identification number, or
2. fail to make required certifications, or
3. have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES
---------------------
The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                          DISTRIBUTION OF FUND SHARES



Shares of the Fund are distributed by AMT Capital pursuant to a Distribution Agreement dated as of May 29, 1998 between the Fund and AMT Capital. No fees are payable by the Fund pursuant to the Distribution Agreement, and AMT Capital bears the expense of its distribution activities.



                            INVESTMENT INFORMATION

             ALLOWABLE INVESTMENT STRATEGIES AND ASSOCIATED RISKS





---------------------------------------------------------------------------
                                        Worldwide-Hedged
---------------------------------------------------------------------------
Dollar Roll Transactions                       o

---------------------------------------------------------------------------
Duration Management                            o

---------------------------------------------------------------------------
Hedging                                        o

---------------------------------------------------------------------------
Short Sales Transactions                       o

---------------------------------------------------------------------------
TBA Transactions                               o

---------------------------------------------------------------------------
When Issued and Forward Commitment Securities  o

---------------------------------------------------------------------------




DOLLAR ROLL TRANSACTIONS
------------------------
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

     RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT
-------------------
Duration measures a bond's price volatility, incorporating the following factors:
a.  the bond's yield,
b.  coupon interest payments,
c.  final maturity,
d.  call features, and
e.  prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities that underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

     RISKS: Changes in weighted average duration of the Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.

HEDGING
-------
Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:

a.  engaging in swaps;         d. purchasing and selling futures contracts; and
b.  purchasing and selling     e. purchasing and selling options.
    caps, floors and collars;
c.  purchasing or selling
    forward exchange contracts;


All hedging instruments described below constitute commitments by the Portfolio and therefore require the Fund to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.

When the Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When the Portfolio sells a futures or forward currency contract for non-hedging purposes, the Portfolio will have the contractual right to acquire:
1.   the securities,
2.   the foreign currency subject to the futures,
3.   the forward currency contract, or
4. will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

The Portfolio will not enter into any swaps caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counter party is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

     RISKS: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Portfolio will be in a worse position than if hedging had not been employed. As a result, the Portfolio will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on an U.S. or foreign exchange may subject the Portfolio to exposure to the credit risk of its counterparty. Futures and Options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related
     Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that the Portfolio could not close out a futures or options position when it would be most advantageous to do so.

a.    SWAPS
Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

b.    CAPS, FLOORS AND COLLARS
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c.  FORWARD FOREIGN EXCHANGE CONTRACTS



A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d.      FUTURES CONTRACTS
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results.



e.  OPTIONS CONTRACTS
An option is a contractual right, but not an obligation,  to buy (call) or sell
(put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     RISKS: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on an U.S. or foreign exchange may subject the Portfolio to exposure to the credit risk of its counterparty. Futures and Options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that the Portfolio could not close out a futures or options position when it would be most advantageous to do so.

SHORT SALES
-----------
Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security.
Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will maintain a daily segregated account, containing cash, U.S. Government securities or other liquid and unencumbered securities, at such a level that
(a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

     RISKS: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. The Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which Portfolio replaces the borrowed security. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Without the purchase of an option, the potential loss from a short sale is unlimited.

TBA (TO BE ANNOUNCED) TRANSACTIONS
----------------------------------
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year FNMA 9's and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. For the Portfolio, the Fund will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.



     RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES
---------------------------------------------
The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Fund will maintain a segregated custodial account for the Portfolio containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

     RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.


ALLOWABLE INVESTMENTS AND ASSOCIATED RISKS





----------------------------------------------------------------
                              Worldwide-Hedged
----------------------------------------------------------------
Asset-Backed Securities             o

----------------------------------------------------------------
Bank Obligations                    o

----------------------------------------------------------------
Brady Bonds                         o

----------------------------------------------------------------
Corporate Debt Instruments          o

----------------------------------------------------------------
Foreign Instruments                 o

----------------------------------------------------------------
Illiquid Securities                 o

----------------------------------------------------------------
Indexed Notes, Currency             o
Exchange-Related Securities
and Similar Securities

----------------------------------------------------------------
Inflation-Indexed Securities        o

----------------------------------------------------------------
Investment Companies                o

----------------------------------------------------------------
Mortgage-Backed Securities          o

----------------------------------------------------------------
Multi-National Currency Unit        o
Securities or More Than One
Currency Denomination

----------------------------------------------------------------
Repurchase and Reverse              o
Repurchase Agreements

----------------------------------------------------------------
Stripped Instruments                o

----------------------------------------------------------------
Total Return Swaps                  o

----------------------------------------------------------------
U.S. Government and Agency          o
Securities

----------------------------------------------------------------
Zero Coupon Securities              o

----------------------------------------------------------------




ASSET-BACKED SECURITIES
-----------------------
Asset-backed securities are secured by or backed by assets other than mortgage-related assets, such as automobile and credit card receivables. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities; however, the underlying assets are not first lien mortgage loans or interests, but include assets such as:
a. motor vehicle installment sale contracts,
b. other installment sale contracts,
c. leases of various types of real and personal property, and
d. receivables from revolving credit (credit card) agreements.



     RISKS: Since the principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK OBLIGATIONS
----------------
Bank obligations are bank-issued securities. These instruments include, but are not limited to:



a.  Time Deposits,          e. Deposit Notes,         h. Variable Rate Notes,
b.  Certificates of         f. Eurodollar Time        i. Loan Participations,
    Deposit,                   deposits,              j. Variable Amount Master
c.  Bankers' Acceptances,   g. Eurodollar                Demand Notes,
d.  Bank Notes,                Certificates of        k. Yankee CDs, and
                               Deposit,               l. Custodial Receipts


     RISKS: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

BRADY BONDS
-----------
Brady Bonds are debt securities, issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, over $154 billion (face amount) of Brady Bonds have been issued by the governments of thirteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     RISKS: Brady Bonds are generally issued to countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CORPORATE DEBT INSTRUMENTS
--------------------------
Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers must meet the Portfolio's credit quality standards (including medium-term and variable rate notes). The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

     RISKS: Investing in corporate debt securities subjects the Portfolio to interest rate changes and credit risks.

FOREIGN INSTRUMENTS
-------------------
a.  FOREIGN SECURITIES
Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of the Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.



The Worldwide-Hedged Portfolio will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the European Currency Unit. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.



b. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES These securities include debt obligations issued or guaranteed by a foreign government or it's subdivisions, agencies and instrumentalities, international agencies and supranational entities.



     RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.



c.   EMERGING MARKETS SECURITIES
Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the Morgan Stanley Composite Index (MSCI) or by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

     RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those
     in  more   developed   nations  of  the  world,   reflecting  the  greater
     uncertainties of investing in less established markets and economies. Emerging market countries may have:
     a.  Relatively unstable governments;  d. restrictions on foreign ownership;
     b.  present the risk of sudden        e. prohibitions of repatriation of
         adverse government action;           assets; or
     c.  nationalization of businesses;    f. less protection of property
                                              rights than more developed
                                              countries

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

ILLIQUID SECURITIES
-------------------
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:
1. securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3. securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of the value of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.



The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. The Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% (or 10%) limitation on investment in illiquid securities. The Investment Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     RISKS: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.



INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES
--------------------------------------------------------------------------
These securities are notes; the principal amount of which and/or the rate of interest payable are determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.



     RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations. A high degree of leverage is typical for foreign currency instruments in which the Portfolio may invest.



INFLATION-INDEXED SECURITIES
----------------------------
Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's "inflation-protection" issues. The initial issues are ten-year notes, which are issued quarterly. Other maturities will be sold at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. These securities may be eligible for coupon stripping under the U.S. Treasury program. In addition to the U.S. Treasury's issues, inflation-indexed securities include inflation-indexed securities from other countries such as Australia, Canada, New Zealand, Sweden and the United Kingdom.

     RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected to continue to evolve. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

INVESTMENT COMPANIES
--------------------
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:
1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,
2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.



The Portfolio will not invest in any Funds classified as "Load Funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition the acquiring company and any company controlled by it would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company.

The Portfolio may invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee.

     RISKS: Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

MORTGAGE-BACKED SECURITIES
--------------------------
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:
1.  Mortgage-pass through securities issued by
    a.  the Government National Mortgage Association (Ginnie Mae),
    b.  the Federal National Mortgage Association (Fannie Mae),
    c.  the Federal Home Loan Mortgage Corporation (Freddie Mac),
    d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2. Collateralized mortgage obligations (CMOs) which are debt obligations collateralized by such assets, and
3. Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

     RISKS: The Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect the Portfolio's asset value since Portfolio debt will generally increase when interest rates fall and decrease when interest rates rise. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION
------------------------------------------------------------------------------
Multi-national currency unit securities are tied to currencies of more than one nation. This includes the European Currency Unit--a "basket" consisting of specified currencies of the member states of the European Community (a Western European economic cooperative organization). These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

     RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.



MUNICIPAL INSTRUMENTS
---------------------
Municipal instruments are debt obligations issued by a state or local government entity. The instruments may support general governmental needs or special governmental projects. It is not anticipated that such instruments will ever represent a significant portion of the Portfolio's assets.

     RISKS: Investments in municipal instruments are subject to the municipality's ability to make timely payment. Municipal instruments may also be subject to bankruptcy protection should the municipality file for such protection.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
--------------------------------------------
Under a repurchase agreement, a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or the Fund's Custodian agrees to sell U.S. Government Securities to the Portfolio and repurchase such securities from the Portfolio for an agreed price at a later date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from the Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

The Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

     RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

STRIPPED INSTRUMENTS
--------------------
Stripped instruments are bonds, reduced to its two components: its rights to receive periodic interest payments (IOs) and rights to receive principal repayments (POs). Each component is then sold separately. Such instruments include:
a.  Municipal Bond Strips
b.  Treasury Strips
c.  Stripped Mortgage-Backed Securities



     RISKS: POs do not pay interest, its return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment, which will decrease the instrument's overall return.



TOTAL RETURN SWAPS
------------------
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

     RISKS: A total return swap may result in the Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/
---------------------------------------------------------------------------
FEDERAL AGENCIES
----------------
U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio may also invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include those sponsored by:
a.  U.S. Treasury Department,
b.  Farmer's Home Administration,
c.  Federal Home Loan Mortgage Corporation,
d.  Federal National Mortgage Association,
e.  Student Loan Marketing Association, and
f.  Government National Mortgage Association.


     RISKS: Investing in securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not its current market price.

ZERO COUPON SECURITIES
----------------------
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.



     RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities.

SUPPLEMENTAL INVESTMENT POLICIES

The Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if it is being used for bona fide hedging purposes.

The Portfolio may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of the Portfolio's total assets would be subject to the agreement.

PORTFOLIO TURNOVER



Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High portfolio turnover may involve greater brokerage commissions and transactions costs, which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.



FINANCIAL HIGHLIGHTS TABLES



The Financial Highlights Tables are intended to help you understand the Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. The "Total Return on Investment" indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.



This information has been audited by Ernst & Young, LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the annual report, which is available upon request.





-------------------------------------------------------------------------------
                WORLDWIDE-HEDGED PORTFOLIO FINANCIAL HIGHLIGHTS
                -----------------------------------------------
                 (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING   Year       Year       Year       Year       Year
THROUGHOUT THE PERIOD     Ended      Ended      Ended      Ended      Ended
                        12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
-------------------------------------------------------------------------------
Net asset value at
beginning of period     11.23      10.91      10.85      10.41      10.08
-------------------------------------------------------------------------------
Net investment income   0.59       0.53       0.62       0.45       0.34
Net realized and
 unrealized gains or
 (losses) on
 investments,
 financial futures
 and options
 contracts, and
 foreign currency-
 related transactions   0.68       0.80       0.43       0.66       0.43
-------------------------------------------------------------------------------
Total investment
income                  1.27       1.33       1.05       1.11       0.77
-------------------------------------------------------------------------------
Distributions from      0.70       0.59       0.62       0.67       0.44
net investment income
Distributions in        ---        ---        0.37       ---        0.00**
excess of net
investment income
Distributions from      0.61       0.42       ---        ---        ---
 net realized gain on
 investments,
 financial futures
 and options
 contracts and on
 foreign currency-
 related transactions
-------------------------------------------------------------------------------
Total distributions     1.31       1.01       0.99       0.67       0.44
-------------------------------------------------------------------------------
Net asset value at
end of period           11.19      11.23      10.91      10.85      10.41
-------------------------------------------------------------------------------
Total return on         11.53%     12.60%     10.03%     11.00%     7.84%
investment
Net assets at end of    174,805    80,390     30,024     28,255     273
period in 000's
Ratio of operating
 expenses to average
 net assets -
 exclusive of interest
 expense (a)            0.45%      0.45%      0.45%      0.45%      0.60%
Ratio of operating
 expenses to average
 net assets -
 inclusive of interest
 expense (a)            0.45%      0.45%      0.45%      0.45%      0.65%
Ratio of net income
 to average net
 assets (a)             4.85%      5.29%      5.71%      5.84%      4.72%
Decrease in above
 expense ratios due to
 waiver of investment
 advisory fees and
 reimbursement of
 other expenses         0.13%      0.20%      0.24%      0.54%      0.17%
Portfolio turnover
rate                    745%       704%       1,087%     500%       1,622%
-------------------------------------------------------------------------------

     (a) Net of waivers and reimbursements
     (b) Rounds to less than $0.01




                             SHAREHOLDER INQUIRIES



This Prospectus contains a concise statement of information investors should know before they invest in the Fund. Please retain this Prospectus for future reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI) dated April 30, 1999, as supplemented February 7, 2000. The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's SAI, annual and semi-annual reports are available, without charge, upon request by contacting AMT Capital Securities, LLC, 600 Fifth Avenue, New York, NY 10020 at their toll free telephone number (800) 762-4848 or (212) 332-5211, if within New York City.

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.










Fund's Investment Company Act filing number: 33-27896/811-5796